UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

October 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 15, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2009.

Investment Objective and Policies

The Portfolio’s objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable,

floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital US Aggregate Index, which is a standard measure of the performance of a basket of unmanaged US investment-grade debt securities, for the six- and 12-month periods ended October 31, 2009.

The Portfolio’s Class A shares without sales charges outperformed the benchmark for the six- and 12-month periods ended October 31, 2009.

The positioning of the Portfolio by the US Investment Grade Core Fixed Income Team (the “Team”) to capitalize on record wide yield spreads of credit benefited performance for both the six- and 12-month periods.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

The following positions were positive: an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations to non-investment grade corporates and an underweight in Treasuries. Leverage did not have a material impact on the Portfolio’s performance for the six- or 12-month periods. The Portfolio’s recent investment in the Term Asset-Backed Securities Loan Facility (TALF) did positively affect performance for both these periods.

Market Review and Investment Strategy

The challenges from late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during the annual period ended October 31, 2009, with negative non-government bond returns early in the period reflecting last fall’s financial crisis and risk aversion. Meanwhile, Treasury and government-related debt benefited from investor risk aversion early in the period, and then underperformed later in the period as investor risk appetite returned.

Investment-grade corporate bond spreads during the crisis peaked in excess of 600 basis points over duration-matched Treasuries in mid-December 2008. The six-month period ended October 31, 2009, was marked by historic recovery, with investment-grade corporate bonds returning 16.22% for the period. Spreads tightened significantly from their widest levels to end the 12-month reporting period at 206 basis points over Treasuries. Spreads on CMBS similarly widened to historically high levels of almost 1600 basis points over Treasuries, before ending the period at 504 basis points over Treasuries. CMBS returned -3.52% between October 31, 2008 and April 30, 2009 and 20.39% for the second half of the annual period. The events of the past year were historic as non-government bonds completed one of the fastest recoveries on record following the largest downturn on record.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

appeared to gain speed and traction globally in the third quarter. Industrial production has rebounded sharply around the world. In the US, the Institute for Supply Management manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation pressures remain low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could, in the Team’s view, extend the current credit rally. The Team believes opportunities in the credit markets remain compelling, and that investors may be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our web-site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	12.91%	23.01%

Class B**	12.52%	22.17%

Class C	12.55%	22.22%

Advisor Class†	13.08%	23.23%

Class R†	12.80%	22.74%

Class K†	12.93%	23.05%

Class I†	13.07%	23.36%

Barclays Capital US Aggregate Index	5.61%	13.79%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the 12-month period ended October 31, 2009, by 0.01%.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/99 TO 10/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 10/31/99 to 10/31/09) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OCTOBER 31, 2009
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.96%
1 Year	23.01%	17.77%
5 Years	4.08%	3.18%
10 Years	5.29%	4.84%

Class B Shares(a)			3.43%
1 Year	22.17%	19.17%
5 Years	3.46%	3.46%
10 Years	4.86%	4.86%

Class C Shares			3.45%
1 Year	22.22%	21.22%
5 Years	3.39%	3.39%
10 Years	4.58%	4.58%

Advisor Class Shares**			4.40%
1 Year	23.23%	23.23%
5 Years	4.39%	4.39%
Since Inception†	5.48%	5.48%

Class R Shares**			3.94%
1 Year	22.74%	22.74%
5 Years	3.89%	3.89%
Since Inception†	4.02%	4.02%

Class K Shares**			4.19%
1 Year	23.05%	23.05%
Since Inception†	4.40%	4.40%

Class I Shares**			4.44%
1 Year	23.36%	23.36%
Since Inception†	4.66%	4.66%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.09%, 1.83%, 1.80%, 0.80%, 1.25%, 1.02% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2009.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.55%
5 Years	3.08%
10 Years	4.75%

Class B Shares(a)
1 Year	9.60%
5 Years	3.37%
10 Years	4.76%

Class C Shares
1 Year	11.62%
5 Years	3.29%
10 Years	4.50%

Advisor Class Shares†
1 Year	13.71%
5 Years	4.31%
Since Inception*	5.38%

Class R Shares†
1 Year	13.13%
5 Years	3.79%
Since Inception*	3.86%

Class K Shares†
1 Year	13.55%
Since Inception*	4.20%

Class I Shares†
1 Year	13.83%
Since Inception*	4.46%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

*	Inception dates: 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2009		Ending Account Value October 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,129.09	$1,020.52	$4.99	$4.74
Class B	$1,000	$1,000	$1,125.21	$1,017.04	$8.68	$8.24
Class C	$1,000	$1,000	$1,125.46	$1,016.99	$8.73	$8.29
Advisor Class	$1,000	$1,000	$1,130.76	$1,022.03	$3.38	$3.21
Class R	$1,000	$1,000	$1,127.98	$1,019.36	$6.22	$5.90
Class K	$1,000	$1,000	$1,129.26	$1,020.77	$4.72	$4.48
Class I	$1,000	$1,000	$1,130.67	$1,022.03	$3.38	$3.21
*	Expenses are equal to the classes’ annualized expense ratios of 0.93%, 1.62%, 1.63%, 0.63%, 1.16%, 0.88% and 0.63%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $574.8

*	All data are as of October 31, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 35.7%
Industrial – 19.2%
Basic – 3.3%
Alcoa, Inc. 6.75%, 7/15/18	$553	$562,371
ArcelorMittal 6.125%, 6/01/18	1,470	1,451,920
ArcelorMittal USA, Inc. 6.50%, 4/15/14	150	156,200
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	1,116	1,289,803
The Dow Chemical Co. 7.375%, 11/01/29	15	15,617
7.60%, 5/15/14	762	846,627
8.55%, 5/15/19	2,044	2,333,477
Eastman Chemical 5.50%, 11/15/19(a)	298	301,656
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	724	805,781
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	630	675,675
8.375%, 4/01/17	725	779,375
Inco Ltd. 7.75%, 5/15/12	2,490	2,705,813
International Paper Co. 5.30%, 4/01/15	235	239,225
7.50%, 8/15/21	569	623,110
7.95%, 6/15/18	830	925,145
Packaging Corp. of America 5.75%, 8/01/13	2,710	2,808,733
PPG Industries, Inc. 5.75%, 3/15/13	1,125	1,205,232
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	1,385	1,510,363

		19,236,123

Capital Goods – 1.2%
Boeing Capital Corp. 6.50%, 2/15/12	2,555	2,816,315
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	132	136,119
John Deere Capital Corp. 5.25%, 10/01/12	1,250	1,358,416
Lafarge SA 6.15%, 7/15/11	784	820,262
Tyco International Finance SA 6.00%, 11/15/13	195	213,260
8.50%, 1/15/19	515	628,127

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

United Technologies Corp. 4.875%, 5/01/15	$747	$814,659

		6,787,158

Communications - Media – 1.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	270	293,919
CBS Corp. 8.875%, 5/15/19	1,305	1,474,025
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	174	222,082
Comcast Corp. 5.50%, 3/15/11	313	329,175
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(b)	525	535,591
6.375%, 6/15/15	100	103,250
News America Holdings, Inc. 9.25%, 2/01/13	310	363,661
News America, Inc. 6.55%, 3/15/33	142	142,896
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	530	657,348
RR Donnelley & Sons Co. 4.95%, 4/01/14	85	83,220
11.25%, 2/01/19	740	914,593
Time Warner Cable, Inc. 7.50%, 4/01/14	1,055	1,214,374
Time Warner Entertainment Co. 8.375%, 3/15/23	325	383,910
WPP Finance UK 5.875%, 6/15/14	149	152,830
8.00%, 9/15/14	1,320	1,464,427

		8,335,301

Communications - Telecommunications – 3.4%
British Telecommunications PLC 5.15%, 1/15/13	770	804,773
9.125%, 12/15/10(c)	524	564,290
Embarq Corp. 7.082%, 6/01/16	2,505	2,736,615
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	4,295	4,907,592
Pacific Bell Telephone Co. 6.625%, 10/15/34	1,450	1,452,912
Qwest Corp. 7.50%, 10/01/14	1,085	1,095,850
7.875%, 9/01/11	285	294,262
8.875%, 3/15/12(c)	1,110	1,168,275

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 4.00%, 1/15/10	$575	$578,321
6.175%, 6/18/14	1,150	1,247,521
6.375%, 11/15/33	110	109,182
US Cellular Corp. 6.70%, 12/15/33	1,560	1,508,170
Verizon Communications, Inc. 4.90%, 9/15/15	180	191,881
5.25%, 4/15/13	815	884,666
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	220	236,294
Vodafone Group PLC 5.50%, 6/15/11	295	312,517
7.75%, 2/15/10	1,410	1,438,028

		19,531,149

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 4.875%, 6/15/10	137	139,521
5.75%, 9/08/11	455	480,997
Volvo Treasury AB 5.95%, 4/01/15(b)	1,196	1,215,842

		1,836,360

Consumer Cyclical - Entertainment – 0.4%
Time Warner, Inc. 6.875%, 5/01/12	975	1,072,451
7.625%, 4/15/31	1,285	1,437,140

		2,509,591

Consumer Cyclical - Other – 0.5%
Marriott International, Inc. Series J 5.625%, 2/15/13	1,370	1,418,045
MDC Holdings, Inc. 5.50%, 5/15/13	1,155	1,167,340
Toll Brothers Finance Corp. 5.15%, 5/15/15	35	33,794
6.875%, 11/15/12	9	9,499

		2,628,678

Consumer Cyclical - Retailers – 0.7%
Lowe’s Cos, Inc. 5.00%, 10/15/15	2,775	3,055,594
Wal-Mart Stores, Inc. 4.25%, 4/15/13	640	682,593

		3,738,187

Consumer Non-Cyclical – 4.4%
Altria Group, Inc. 9.70%, 11/10/18	765	941,843

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Baxter FinCo BV 4.75%, 10/15/10	$1,285	$1,336,014
Bottling Group LLC 6.95%, 3/15/14	1,085	1,262,887
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	130	129,636
5.875%, 5/15/13	965	1,024,270
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	310	326,481
Campbell Soup Co. 6.75%, 2/15/11	1,030	1,103,330
ConAgra Foods, Inc. 5.819%, 6/15/17	2,005	2,154,068
7.875%, 9/15/10	13	13,715
Delhaize Group Sa 5.875%, 2/01/14	335	360,748
Diageo Capital PLC 7.375%, 1/15/14	1,100	1,281,287
Fisher Scientific International, Inc. 6.125%, 7/01/15	36	37,485
6.75%, 8/15/14	53	55,002
Fortune Brands, Inc. 4.875%, 12/01/13	667	671,505
Kraft Foods, Inc. 6.25%, 6/01/12	2,340	2,541,076
The Kroger Co. 6.80%, 12/15/18	487	554,329
Pepsico, Inc. 4.65%, 2/15/13	1,170	1,256,759
Pfizer, Inc. 5.35%, 3/15/15	1,235	1,363,583
The Procter & Gamble Co. 4.70%, 2/15/19	1,226	1,273,314
Reynolds American, Inc. 7.25%, 6/01/13	1,520	1,657,186
7.625%, 6/01/16	1,490	1,604,962
Safeway, Inc. 6.50%, 3/01/11	82	86,887
Whirlpool Corp. 8.60%, 5/01/14	155	176,940
Wyeth 5.50%, 2/01/14	3,673	4,025,252

		25,238,559

Energy – 1.4%
Amerada Hess Corp. 7.875%, 10/01/29	98	115,489

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Anadarko Petroleum Corp. 5.95%, 9/15/16	$136	$145,860
6.45%, 9/15/36	401	417,219
Apache Corp. 5.25%, 4/15/13	685	740,734
Baker Hughes, Inc. 6.50%, 11/15/13	610	693,209
Canadian Natural Resources Ltd. 5.15%, 2/01/13	435	461,052
Hess Corp. 8.125%, 2/15/19	177	214,857
Nabors Industries, Inc. 9.25%, 1/15/19	1,275	1,540,300
Noble Energy, Inc. 8.25%, 3/01/19	1,232	1,477,434
The Premcor Refining Group, Inc. 7.50%, 6/15/15	717	733,641
Weatherford International Ltd. 5.15%, 3/15/13	560	587,489
6.00%, 3/15/18	215	220,231
9.625%, 3/01/19(a)	605	749,015

		8,096,530

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(b)	1,099	1,100,294

Technology – 1.7%
Cisco Systems, Inc. 5.25%, 2/22/11	2,540	2,678,095
Computer Sciences Corp. 5.50%, 3/15/13	805	850,228
Dell, Inc. 5.625%, 4/15/14	765	844,990
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(c)	1,847	2,046,129
Motorola, Inc. 6.50%, 9/01/25	855	728,383
7.50%, 5/15/25	30	27,597
7.625%, 11/15/10	28	29,257
Oracle Corp. 5.00%, 1/15/11	900	942,270
5.25%, 1/15/16	280	304,195
Xerox Corp. 7.625%, 6/15/13	60	61,576
8.25%, 5/15/14	1,250	1,440,221

		9,952,941

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	$730	$735,611
5.75%, 12/15/16	490	485,407

		1,221,018

		110,211,889

Financial Institutions – 12.8%
Banking – 7.0%
American Express Co. 8.125%, 5/20/19	1,285	1,537,794
ANZ National International Ltd. 6.20%, 7/19/13(b)	635	691,871
Bank of America Corp. 5.375%, 9/11/12	1,890	2,010,181
7.375%, 5/15/14	1,050	1,175,644
7.625%, 6/01/19	1,305	1,505,854
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	100	108,595
Barclays Bank PLC 8.55%, 6/15/11(b)(d)	339	323,745
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17(d)	525	420,000
The Bear Stearns Co., Inc. 5.55%, 1/22/17	315	322,855
5.70%, 11/15/14	1,655	1,797,433
7.625%, 12/07/09	838	843,336
Citigroup, Inc. 5.50%, 4/11/13	1,015	1,057,775
6.50%, 8/19/13	1,015	1,088,027
8.50%, 5/22/19	2,190	2,559,904
Compass Bank 5.50%, 4/01/20	1,774	1,560,728
Countrywide Financial Corp. 5.80%, 6/07/12	44	46,810
6.25%, 5/15/16	62	62,831
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	4	4,077
Credit Agricole SA 8.375%, 10/13/19(b)	931	979,412
Credit Suisse USA, Inc. 5.50%, 8/15/13	464	505,297
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	1,315	1,381,189
7.50%, 2/15/19	2,125	2,484,975
Huntington National Bank 4.375%, 1/15/10	183	183,148

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	$430	$422,789
Marshall & Ilsley Bank 4.85%, 6/16/15	1,545	1,217,471
5.00%, 1/17/17	1,695	1,240,396
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	586	586,412
Morgan Stanley 5.625%, 1/09/12	1,310	1,394,906
6.60%, 4/01/12	855	931,302
6.625%, 4/01/18	1,345	1,441,622
National Capital Trust II 5.486%, 3/23/15(b)(d)	372	305,040
National City Bank of Cleveland Ohio 6.25%, 3/15/11	1,515	1,544,046
Rabobank Nederland 11.00%, 6/30/19(b)(d)	160	200,800
Regions Financial Corp. 6.375%, 5/15/12	1,510	1,441,725
SouthTrust Corp. 5.80%, 6/15/14	1,470	1,544,306
UBS Preferred Funding Trust I 8.622%, 10/01/10(d)	503	467,790
UFJ Finance Aruba AEC 6.75%, 7/15/13	172	190,568
Union Bank of California 5.95%, 5/11/16	1,580	1,580,506
Union Planters Corp. 7.75%, 3/01/11	1,002	999,066
Wachovia Corp. 5.50%, 5/01/13	1,445	1,547,939
Wells Fargo & Co. 4.20%, 1/15/10	457	459,857

		40,168,022

Finance – 1.2%
General Electric Capital Corp. 4.80%, 5/01/13	2,960	3,111,087
HSBC Finance Corp. 7.00%, 5/15/12	845	919,782
International Lease Finance Corp. 5.65%, 6/01/14	175	132,161
SLM Corp. Series A 5.375%, 1/15/13-5/15/14	3,400	2,907,059

		7,070,089

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 3.1%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	$650	$677,862
The Allstate Corp. 6.125%, 5/15/37(d)	1,520	1,292,000
Assurant, Inc. 5.625%, 2/15/14	92	94,748
Coventry Health Care, Inc. 5.95%, 3/15/17	295	263,735
6.125%, 1/15/15	115	111,179
6.30%, 8/15/14	900	884,645
Genworth Financial, Inc. 6.515%, 5/22/18	1,395	1,205,705
Guardian Life Insurance 7.375%, 9/30/39(b)	700	707,514
Humana, Inc. 6.30%, 8/01/18	361	347,824
6.45%, 6/01/16	130	129,800
7.20%, 6/15/18	825	841,320
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	167	158,111
Lincoln National Corp. 8.75%, 7/01/19	361	420,315
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	710	864,884
MetLife, Inc. 10.75%, 8/01/39	465	563,535
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)	1,190	1,243,285
Principal Financial Group, Inc. 7.875%, 5/15/14	1,020	1,143,894
Prudential Financial, Inc. 5.15%, 1/15/13	905	949,812
6.20%, 1/15/15	145	154,628
8.875%, 6/15/68	570	605,625
Series D 7.375%, 6/15/19	110	122,900
UnitedHealth Group, Inc. 4.875%, 3/15/15	1,855	1,929,840
5.25%, 3/15/11	1,390	1,450,940
Wellpoint, Inc. 5.875%, 6/15/17	120	126,671
7.00%, 2/15/19	290	328,242
XL Capital Ltd. 5.25%, 9/15/14	824	811,851
Series E 6.50%, 4/15/17(d)	805	612,806

		18,043,671

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

REITS – 1.5%
HCP, Inc. 5.95%, 9/15/11	$1,550	$1,607,488
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	845	808,344
8.125%, 5/01/11	1,450	1,521,795
Nationwide Health Properties, Inc. 6.50%, 7/15/11	1,515	1,578,588
Simon Property Group LP 5.00%, 3/01/12	1,490	1,539,602
5.625%, 8/15/14	1,169	1,221,847

		8,277,664

		73,559,446

Utility – 2.5%
Electric – 1.3%
Allegheny Energy Supply 5.75%, 10/15/19(b)	1,415	1,394,758
Carolina Power & Light Co. 6.50%, 7/15/12	345	380,667
FirstEnergy Corp. Series B 6.45%, 11/15/11	126	136,181
Series C 7.375%, 11/15/31	279	309,614
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	162	176,717
Nisource Finance Corp. 6.80%, 1/15/19	1,465	1,546,527
7.875%, 11/15/10	154	162,238
Progress Energy, Inc. 7.10%, 3/01/11	2,324	2,467,045
Public Service Company of Colorado Series 10 7.875%, 10/01/12	176	204,200
The Southern Co. Series A 5.30%, 1/15/12	468	501,965
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	283	298,551
Union Electric Co. 6.70%, 2/01/19	140	157,186
Wisconsin Energy Corp. 6.25%, 5/15/67(d)	140	121,800

		7,857,449

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10	94	98,599

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP 6.70%, 7/01/18	$1,205	$1,312,962
7.50%, 7/01/38	1,365	1,593,079
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	157	168,243
TransCanada Pipelines Ltd. 6.35%, 5/15/67(d)	1,670	1,554,428
Williams Co., Inc. 7.875%, 9/01/21	808	881,675

		5,608,986

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	935	1,005,588

		14,472,023

Non Corporate Sectors – 1.2%
Agencies - Not Government Guaranteed – 1.2%
Gaz Capital SA 6.212%, 11/22/16(b)	3,215	3,058,269
Petrobras International Finance 5.75%, 1/20/20	2,190	2,204,235
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)	1,425	1,596,000

		6,858,504

Total Corporates – Investment Grades (cost $194,736,720)		205,101,862

MORTGAGE PASS-THRU’S – 19.2%
Agency Fixed Rate 30-Year – 15.7%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35-11/01/35	2,215	2,248,288
5.50%, 1/01/35	2,321	2,453,652
Series 2007 4.50%, 1/01/37	12,816	13,006,363
5.50%, 7/01/35	324	342,993
Series 2008 5.50%, 4/01/38	1,770	1,865,837
Federal National Mortgage Association 6.00%, TBA	4,810	5,109,124
6.50%, TBA	6,250	6,708,988
Series 2003 5.00%, 11/01/33	352	365,923
5.50%, 4/01/33-7/01/33	2,993	3,166,749

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2004 5.50%, 4/01/34-11/01/34	$1,525	$1,612,860
6.00%, 9/01/34	562	601,216
Series 2005 4.50%, 8/01/35	1,101	1,119,969
5.50%, 2/01/35	1,124	1,189,456
Series 2006 5.00%, 2/01/36	1,009	1,048,970
5.50%, 4/01/36	2,905	3,068,254
6.00%, 2/01/36	3,818	4,085,443
Series 2007 4.50%, 9/01/35	814	830,568
5.00%, 11/01/35-7/01/36	11,741	12,203,431
5.50%, 8/01/37	9,390	9,934,495
Series 2008 6.00%, 3/01/37	11,016	11,753,394
Government National Mortgage Association 5.50%, TBA	6,925	7,303,714
Series 1990 9.00%, 12/15/19	0	176
Series 1999 8.15%, 9/15/20	213	238,592

		90,258,455

Agency ARMS – 3.1%
Federal Home Loan Mortgage Corp. Series 2006 3.201%, 3/01/34(d)	582	598,656
5.916%, 1/01/37(e)	359	379,739
Series 2007 5.839%, 1/01/37(e)	4,376	4,625,173
5.858%, 3/01/37(e)	3,991	4,226,915
Series 2009 4.761%, 4/01/36(d)	3,400	3,548,550
Federal National Mortgage Association Series 2007 4.732%, 3/01/34(d)	2,893	3,022,243
4.969%, 8/01/37(d)	1,056	1,105,593

		17,506,869

Agency Fixed Rate 15-Year – 0.4%
Government National Mortgage Association Series 1997 8.00%, 3/15/12	498	500,757
Series 2001 7.50%, 12/15/14	1,895	2,001,144

		2,501,901

Total Mortgage Pass-Thru’s (cost $105,222,758)		110,267,225

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 16.3%
Brazil – 1.1%
Republic of Brazil 12.50%, 1/05/16(f)	BRL	9,565	$6,105,072

Canada – 2.4%
Canadian Government Bond 3.75%, 6/01/19	CAD	14,645	13,895,866

Hungary – 0.5%
Hungary Government Bond Series 12/C 6.00%, 10/24/12	HUF	559,330	2,884,600

United States – 12.3%
U.S. Treasury Bonds 3.75%, 11/15/18		$9,060	9,340,298
4.50%, 2/15/36		11,764	12,282,136
U.S. Treasury Notes 1.75%, 11/15/11		18,535	18,840,531
2.375%, 8/31/14		6,085	6,115,900
2.625%, 7/31/14		23,750	24,176,764

			70,755,629

Total Governments – Treasuries (cost $92,092,661)			93,641,167

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.4%
Non-Agency Fixed Rate CMBS – 12.4%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		3,160	3,021,137
Bear Stearns Commercial Mortgage Securities, Inc. Series 2007-PW18, Class A4 5.70%, 6/11/50		2,315	2,139,374
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49		2,890	2,696,758
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,130	1,936,040
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		2,850	2,510,727
Series 2006-C5, Class A3 5.311%, 12/15/39		1,600	1,385,978

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.301%, 4/10/37	$775	$602,950
Series 2007-GG11, Class A4 5.736%, 12/10/49	420	386,422
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,820	1,624,062
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	14,000	14,216,699
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	14,092,200
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	1,455	1,429,442
Series 2006-CB15, Class A4 5.814%, 6/12/43	2,335	2,282,090
Series 2006-CB16, Class A4 5.552%, 5/12/45	1,810	1,776,235
Series 2007-C1, Class A4 5.716%, 2/15/51	2,965	2,336,930
Series 2007-LD11, Class A4 5.818%, 6/15/49	300	276,347
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39	3,360	3,081,895
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.909%, 6/12/46	220	215,450
Series 2006-4, Class AM 5.204%, 12/12/49	940	740,951
Series 2007-9, Class A4 5.70%, 9/12/49	2,940	2,457,323
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	2,910	2,506,429
Series 2007-IQ15, Class A4 5.88%, 6/11/49	1,640	1,508,737
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.103%, 11/01/31(b)(g)	41,178	720,305
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	2,885	2,780,876
Series 2007-C31, Class A4 5.509%, 4/15/47	2,925	2,374,378

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-C32, Class A3 5.74%, 6/15/49	$2,435	$2,064,970

Total Commercial Mortgage-Backed Securities (cost $74,646,719)		71,164,705

CORPORATES – NON-INVESTMENT GRADES – 4.3%
Industrial – 3.0%
Basic – 0.9%
Ineos Group Holdings PLC 8.50%, 2/15/16(b)	110	61,600
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)	545	546,362
Stora Enso Oyj 7.375%, 5/15/11	1,475	1,492,380
United States Steel Corp. 6.05%, 6/01/17	1,625	1,489,447
Westvaco Corp. 8.20%, 1/15/30	85	85,115
Weyerhaeuser Co. 6.75%, 3/15/12	1,300	1,362,312

		5,037,216

Capital Goods – 0.8%
Case New Holland, Inc. 7.125%, 3/01/14	280	277,200
Masco Corp. 6.125%, 10/03/16	1,715	1,644,884
Mohawk Industries, Inc. 6.875%, 1/15/16(c)	1,555	1,523,900
Owens Corning, Inc. 6.50%, 12/01/16	955	952,077
Textron Financial Corp. 4.60%, 5/03/10	105	104,761
5.40%, 4/28/13	208	205,478

		4,708,300

Communications - Media – 0.1%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(c)	105	110,250
Clear Channel Communications, Inc. 5.50%, 9/15/14	275	107,250
CSC Holdings, Inc. 8.50%, 4/15/14(b)	430	454,187
Univision Communications, Inc. 12.00%, 7/01/14(b)	131	141,644

		813,331

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Cricket Communications, Inc. 7.75%, 5/15/16(b)		$250	$249,375
Qwest Communications International, Inc. 7.50%, 2/15/14(c)		60	58,800
Series B 7.50%, 2/15/14		35	34,300

			342,475

Consumer Cyclical - Automotive – 0.1%
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15		545	561,350

Consumer Cyclical - Other – 0.5%
Sheraton Holding Corp. 7.375%, 11/15/15		1,269	1,262,655
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		1,430	1,487,200

			2,749,855

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17		203	193,357

Consumer Non-Cyclical – 0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		490	507,150
HCA, Inc. 8.50%, 4/15/19(b)		680	720,800

			1,227,950

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		630	563,850

Technology – 0.1%
Flextronics International Ltd. 6.50%, 5/15/13		481	481,000

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22		601	513,655

			17,192,339

Financial Institutions – 0.9%
Banking – 0.7%
ABN Amro Bank NV 4.31%, 3/10/16(d)	EUR	340	262,690
BankAmerica Capital II Series 2 8.00%, 12/15/26		$415	400,475

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(d)	EUR	200	$141,279
Dexia Credit Local 4.30%, 11/18/15(d)		450	337,744
HBOS Capital Funding LP 4.939%, 5/23/16(d)		84	75,098
HBOS Euro Finance LP 7.627%, 12/09/11(d)		242	245,914
Lloyds Banking Group PLC 5.92%, 10/01/15(b)(d)		$700	441,000
6.267%, 11/14/16(b)(d)		1,495	971,750
6.657%, 5/21/37(b)(d)		1,300	845,000
RBS Capital Trust III 5.512%, 9/30/14(d)		358	177,210
Zions Bancorporation 5.50%, 11/16/15		140	109,340

			4,007,500

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(h)		520	81,900
6.20%, 9/26/14(h)		615	96,863
7.875%, 11/01/09(h)		1,476	232,470
Series G 4.80%, 3/13/14(h)		79	12,442

			423,675

Insurance – 0.2%
ING Capital Funding Trust III 8.439%, 12/31/10(d)		825	703,313
ING Groep NV 5.775%, 12/08/15(d)		275	200,750
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		165	138,600

			1,042,663

REITS – 0.0%
AMR Real Estate PTR/FIN 7.125%, 2/15/13		70	68,775

			5,542,613

Utility – 0.4%
Electric – 0.4%
The AES Corp. 7.75%, 3/01/14-10/15/15		550	553,019
Dynegy Holdings, Inc. 8.375%, 5/01/16		645	601,462
Edison Mission Energy 7.00%, 5/15/17		100	80,750

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 7.25%, 2/01/14	$685	$679,862
7.375%, 2/01/16	90	89,438
RRI Energy, Inc. 7.625%, 6/15/14	315	307,125

		2,311,656

Total Corporates – Non-Investment Grades (cost $25,744,575)		25,046,608

ASSET-BACKED SECURITIES – 2.8%
Credit Cards - Floating Rate – 2.3%
Citibank Omni Master Trust Series 2009-A14, Class A14 2.995%, 8/15/18(b)(e)+	13,000	13,273,208

Home Equity Loans - Floating Rate – 0.2%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)	291	253,256
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.505%, 1/20/35(e)	165	139,144
Series 2007-1, Class M1 0.625%, 3/20/36(e)	1,250	551,022
Series 2007-2, Class M1 0.555%, 7/20/36(e)	600	200,607
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 0.634%, 1/25/36(e)	205	49,567
Lehman XS Trust Series 2005-5N, Class M2 0.894%, 11/25/35(e)	1,000	2,911
Series 2006-18N, Class M2 0.654%, 12/25/36(e)	3,002	7,292
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.374%, 4/25/37(e)	355	210,545
RAAC Series Series 2006-SP3, Class A1 0.324%, 8/25/36(e)	19	18,547
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.414%, 3/25/35(e)	5	4,872

		1,437,763

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.2%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(b)	$1,495	$1,405,300

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.371%, 12/25/32	134	92,911
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	121	86,823
Countrywide Asset-Backed Certificates Series 2007-S1, Class A 3 5.81%, 11/25/36	489	115,010
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(i)(j)	18	176

		294,920

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.344%, 2/25/47(b)(e)	800	8,000

Total Asset-Backed Securities (cost $22,933,644)		16,419,191

BANK LOANS – 2.4%
Industrial – 2.0%
Basic – 0.3%
Georgia-Pacific LLC 3.53%-3.71%, 12/23/14(e)	141	139,954
Hexion Specialty Chemicals, Inc. 2.56%, 5/05/13(e)	108	85,868
Ineos US Finance LLC 12/16/13(k)	262	222,925
12/16/14(k)	262	223,973
John Maneely Co. 3.50%-3.53%, 12/09/13(e)	497	453,314
Univar, Inc. 3.24%, 10/10/14(e)	473	430,910

		1,556,944

Capital Goods – 0.1%
Building Material Holdings 3.00%, 2/22/14(e)	490	449,831
Sequa Corp. 3.58%-3.94%, 12/03/14(e)	278	246,048

		695,879

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.74%, 7/03/14(e)	$484	$418,485
Cequel Communications LLC (Cebridge) 2.24%-4.25%, 11/05/13(e)	490	464,575
Clear Channel Communications, Inc. 1/29/16(k)	200	138,500
Nielsen Finance LLC 2.24%, 8/09/13(e)	292	269,807
3.99%, 5/01/16(e)	159	148,497
Univision Communications, Inc. 2.53%, 9/29/14(e)	500	398,960

		1,838,824

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 3.25%-3.29%, 12/15/13(e)	498	442,560

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Co., Inc. 3.28%, 1/28/15(e)	400	318,217
Las Vegas Sands LLC 2.04%, 5/23/14(e)	393	313,902

		632,119

Consumer Cyclical - Retailers – 0.2%
Burlington Coat Factory 2.50%-2.63%, 5/28/13(e)	284	258,104
Neiman Marcus Group, Inc. 2.24%-2.32%, 4/06/13(e)	832	710,161

		968,265

Consumer Non-Cyclical – 0.3%
CHS/Community Health Systems, Inc. 2.49%-2.62%, 7/25/14(e)	334	309,629
2.50%, 7/25/14(e)	17	15,818
HCA, Inc. 2.53%, 11/18/13(e)	746	693,663
Health Management Associates, Inc. 2.03%, 2/28/14(e)	690	635,273

		1,654,383

Energy – 0.1%
Infrastrux Group, Inc. 8.00%, 11/03/12(e)(l)	466	442,256

Services – 0.2%
Sabre, Inc. 2.49%, 9/30/14(e)	500	432,790
ServiceMaster Co. 2.75%-2.84%, 7/24/14(e)	66	58,889

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Travelport LLC 2.75%-2.78%, 8/23/13(e)	$735	$664,222

		1,155,901

Technology – 0.3%
Avaya, Inc. 3.14%, 10/24/14(e)	349	298,194
First Data Corp. 3.03%-3.04%, 9/24/14(e)	980	840,350
Freescale Semiconductor, Inc. 2.00%, 11/29/13(e)	500	405,140
Sungard Data Systems, Inc. 1.99%, 2/28/14(e)	25	23,393
3.88%-4.09%, 2/28/16(e)	361	348,629

		1,915,706

Transportation - Airlines – 0.0%
Delta Airlines 3.53%, 4/30/14(e)	398	330,339

		11,633,176

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 2.81%, 11/01/13(e)	685	625,472
4.81%, 5/01/14(e)	852	719,720
Texas Competitive Electric Holdings Company LLC 3.74%-3.78%, 10/10/14(e)	484	370,763

		1,715,955

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 13.00%, 1/20/12(e)	630	655,066

Total Bank Loans (cost $14,575,856)		14,004,197

CMOS – 1.8%
Non-Agency ARMS – 0.8%
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.618%, 1/25/47(d)	2,185	1,319,427
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.128%, 5/25/35(d)	2,447	2,094,113
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	565	369,621
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.148%, 6/26/35(b)(d)	141	138,486

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.883%, 5/25/36(d)	$1,670	$943,839

		4,865,486

Non-Agency Fixed Rate – 0.5%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.046%, 7/25/36	1,822	1,061,584
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32	2,495	1,457,332
Series 2003-6A, Class B3 4.336%, 3/25/33	961	118,830

		2,637,746

Non-Agency Floating Rate – 0.4%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.757%, 12/25/35(e)	168	95,785
Series 2006-OA14, Class 3A1 1.607%, 11/25/46(e)	2,519	1,090,027
Series 2007-OA3, Class M1 0.554%, 4/25/47(e)	180	770
Greenpoint Mortgage Funding Trust Series 2005-AR5, Class M2 0.894%, 11/25/45(e)	350	4
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 1.601%, 2/25/47(e)	2,069	1,115,044

		2,301,630

Agency Floating Rate – 0.1%
Government National Mortgage Association Series 2006-39, Class IO 0.948%, 7/16/46(g)	22,542	619,892

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.533%, 5/28/35	65	60,160

Total CMOs (cost $18,751,594)		10,484,914

AGENCIES – 1.8%
Agency Debentures – 1.8%
Federal National Mortgage Association 6.25%, 5/15/29 (cost $11,080,700)	8,610	10,336,675

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 1.6%
Croatia – 0.2%
Croatia 6.75%, 11/05/19(a)(b)	$1,140	$1,142,873

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(b)	1,435	1,443,591

Peru – 0.2%
Republic of Peru 8.375%, 5/03/16	730	877,825
9.875%, 2/06/15	385	482,212

		1,360,037

Poland – 0.5%
Poland Government International Bond 6.375%, 7/15/19	2,355	2,593,444

Russia – 0.4%
Russian Federation 7.50%, 3/31/30(b)(c)	2,274	2,529,897

Total Governments – Sovereign Bonds (cost $8,605,605)		9,069,842

INFLATION-LINKED SECURITIES – 1.3%
United States – 1.3%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $7,299,844)	6,944	7,455,419

GOVERNMENTS - SOVEREIGN AGENCIES – 1.3%
United Kingdom – 1.3%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(b)	4,495	4,504,444
2.625%, 5/11/12(b)	2,780	2,841,699

Total Governments – Sovereign Agencies (cost $7,271,250)		7,346,143

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Russia – 0.8%
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299%, 5/15/17(b)	1,565	1,525,875
7.75%, 5/29/18(b)	3,025	3,191,375

Total Quasi-Sovereigns (cost $4,504,753)		4,717,250

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.3%
European Investment Bank 5.125%, 5/30/17 (cost $1,529,566)	$1,490	$1,654,298

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $463,367)	465	506,850

	Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(d)	22,200	24,420
Federal National Mortgage Association 8.25%(d)	32,900	37,835

Total Preferred Stocks (cost $1,377,500)		62,255

SHORT-TERM INVESTMENTS – 7.9%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(m) (cost $45,261,955)	45,261,955	45,261,955

Total Investments – 110.0% (cost $636,099,067)		632,540,556
Other assets less liabilities – (10.0)%		(57,702,257)

Net Assets – 100.0%		$574,838,299

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citigroup	$9,000	9/17/13	3 Month LIBOR	3.550%	$472,853

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond 30 Yr Futures	22	December 2009	$2,622,862	$2,643,437	$20,575
U.S. T-Note 2 Yr Futures	58	December 2009	12,515,444	12,621,344	105,900

					$126,475

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 12/10/09	17,436	$15,687,002	$15,640,053	$(46,949)
New Zealand Dollar settling 11/23/09	3,930	2,876,043	2,815,676	(60,367)
Norwegian Krone settling 12/18/09	97,431	17,256,803	16,986,754	(270,049)
Polish Zloty settling 11/25/09*	16,248	5,740,997	5,607,490	(133,507)
South Korean Won settling 11/16/09**	6,868,968	5,896,616	5,809,123	(87,493)

Sale Contracts:
Australian Dollar settling 12/10/09	1,790	1,641,424	1,605,181	36,243
Canadian Dollar settling 1/13/10	15,196	14,268,444	14,044,503	223,941
Euro settling 11/16/09	2,665	3,862,587	3,922,459	(59,872)
Euro settling 11/25/09*	3,909	5,740,997	5,752,404	(11,407)
Japanese Yen settling 11/16/09**	531,724	5,896,616	5,907,422	(10,806)
Norwegian Krone settling 12/18/09	4,615	825,608	804,609	20,999
Swiss Franc settling 12/04/09	16,421	15,840,341	16,009,474	(169,133)

*	Represents a cross-currency purchase of Polish Zloty and a sale of Euro.

**	Represents a cross-currency purchase of South Korean Won and a sale of Japanese Yen.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	Amount
Newedge Group	(0.30	)%*	11/02/09	$9,131,263

(a)	When-Issued or delayed delivery security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate market value of these securities amounted to $52,725,857 or 9.2% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2009.

(d)	Variable rate coupon, rate shown as of October 31, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at October 31, 2009.

(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $6,105,072.

(g)	IO – Interest Only

(h)	Security is in default and is non-income producing.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust
Series 2007-A, Class A 9.97%, 3/25/37	4/04/2007	$17,607	$176	0.00%

(j)	Fair valued.

(k)	This position or a portion of this position represents an unsettled loan purchase. At October 31, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $585,398 and $11,718, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(l)	Pay-In-Kind Payments (PIK).

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $41,582,107.

*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2009, the fund’s total exposure to subprime investments was 1.35% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL– Brazilian Real CAD – Canadian Dollar EUR – Euro Dollar HUF – Hungarian Forint
Glossary:

ABS –Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $590,837,112)	$587,278,601
Affiliated issuers (cost $45,261,955)	45,261,955
Cash	346,870 (a)
Interest and dividends receivable	7,256,980
Receivable for investment securities sold	2,729,257
Receivable for capital stock sold	1,601,508
Unrealized appreciation on interest rate swap contracts	472,853
Unrealized appreciation of forward currency exchange contracts	281,183
Receivable for variation margin on futures contracts	52,250
Other assets (see Note F)	178,334

Total assets	645,459,791

Liabilities
TALF loan payable	35,470,029
Payable for investment securities purchased	22,104,778
Payable for reverse repurchase agreements	9,131,263
Payable for capital stock redeemed	1,470,157
Unrealized depreciation of forward currency exchange contracts	849,583
Dividends payable	748,500
Distribution fee payable	178,686
Advisory fee payable	169,691
Transfer Agent fee payable	98,014
Administrative fee payable	84,351
Interest expense payable	40,789
Accrued expenses and other liabilities	275,651

Total liabilities	70,621,492

Net Assets	$574,838,299

Composition of Net Assets
Capital stock, at par	$55,927
Additional paid-in capital	665,889,695
Undistributed net investment income	3,136,287
Accumulated net realized loss on investment and foreign currency transactions	(90,732,902)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(3,510,708)

$574,838,299

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$419,319,368	40,790,051	$10.28	*

B	$21,829,858	2,123,434	$10.28

C	$61,635,429	6,007,217	$10.26

Advisor	$62,368,815	6,064,603	$10.28

R	$156,503	15,221	$10.28

K	$4,433,676	431,012	$10.29

I	$5,094,650	495,288	$10.29

(a)	An amount of $116,800 has been segregated to collateralize margin requirements for open futures contracts outstanding at October 31, 2009.

*	The maximum offering price per share for Class A shares was $10.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment Income
Interest	$28,994,851
Dividends—Affiliated issuers	63,975	$29,058,826

Expenses
Advisory fee (see Note B)	2,334,733
Distribution fee—Class A	1,146,783
Distribution fee—Class B	267,420
Distribution fee—Class C	562,602
Distribution fee—Class R	512
Distribution fee—Class K	10,052
Transfer agency—Class A	706,019
Transfer agency—Class B	67,295
Transfer agency—Class C	111,861
Transfer agency—Advisor Class	79,267
Transfer agency—Class R	249
Transfer agency—Class K	7,030
Transfer agency—Class I	4,494
Custodian	212,583
Registration fees	107,645
Administrative	84,351
Printing	82,687
Audit	68,780
Directors’ fees	51,401
Legal	44,002
Miscellaneous	27,602

Total expenses before interest expense and TALF administrative fee	5,977,368
Interest expense	150,518
TALF administrative fee	59,300

Total expenses	6,187,186
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,136,115)

Net expenses		5,051,071

Net investment income		24,007,755

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(5,980,135)
Futures contracts		3,633,631
Swap contracts		2,696,571
Foreign currency transactions		2,481,420
Net change in unrealized appreciation/depreciation of:
Investments		79,148,472
Futures contracts		665,192
Swap contracts		987,371
Foreign currency denominated assets and liabilities		671,731

Net gain on investment and foreign currency transactions		84,304,253

Net Increase in Net Assets from Operations		$108,312,008

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,007,755	$26,276,647
Net realized gain on investment and foreign currency transactions	2,831,487	6,968,288
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	81,472,766	(91,468,675)
Contributions from Adviser (see Note B)	– 0	–	14,367

Net increase (decrease) in net assets from operations	108,312,008	(58,209,373)
Dividends to Shareholders from
Net investment income
Class A	(18,563,671)	(19,964,398)
Class B	(1,119,457)	(1,920,878)
Class C	(2,345,361)	(2,380,362)
Advisor Class	(2,300,654)	(1,812,361)
Class R	(4,703)	(29,097)
Class K	(197,149)	(315,509)
Class I	(237,237)	(284,441)
Capital Stock Transactions
Net increase	5,659,014	453,723,141
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	3,266	27,368

Total increase	89,206,056	368,834,090
Net Assets
Beginning of period	485,632,243	116,798,153

End of period (including undistributed net investment income of $3,136,287 and $349,392, respectively)	$574,838,299	$485,632,243

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of one portfolio: the Intermediate Bond Portfolio. This report relates only to the Intermediate Bond Portfolio. The Corporate Bond Portfolio, formerly a series of the Fund, ceased operations on January 25, 2008 and the U.S. Government Portfolio, formerly a series of the Fund, was acquired by the Intermediate Bond Portfolio and ceased operations on November 2, 2007. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolio recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.5). As of October 31, 2009, the Portfolio did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates—Investment Grades	$—	$197,551,487	$7,550,375	$205,101,862
Mortgage Pass-Thru’s	—	110,267,225	—	110,267,225
Governments—Treasuries	—	87,536,095	6,105,072	93,641,167
Commercial Mortgage-Backed Securities	—	65,010,165	6,154,540	71,164,705
Corporates—Non-Investment Grades	—	23,986,591	1,060,017	25,046,608
Asset-Backed Securities	—	13,273,208	3,145,983	16,419,191
Bank Loans	—	—	14,004,197	14,004,197
CMOs	—	680,053	9,804,861	10,484,914
Agencies	—	10,336,675	—	10,336,675
Governments—Sovereign Bonds	—	6,476,398	2,593,444	9,069,842
Inflation Linked Securities	—	7,455,419	—	7,455,419
Governments—Sovereign Agencies	—	7,346,143	—	7,346,143
Quasi-Sovereigns	—	—	4,717,250	4,717,250
Supranationals	—	1,654,298	—	1,654,298
Emerging Markets—Corporate Bonds	—	506,850	—	506,850
Preferred Stocks	—	62,255	—	62,255
Short-Term Investments	45,261,955	—	—	45,261,955

Total Investments in Securities	45,261,955	532,142,862	55,135,739	632,540,556
Other Financial Instruments*
Assets	126,475	754,036	—	880,511
Liabilities	—	(849,583)	—	(849,583)
TALF Loans	—	—	(35,470,029)	(35,470,029)

Total	$45,388,430	$532,047,315	$19,665,710	$597,101,455

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates— Investment Grades	Governments— Treasuries	Commercial Mortgage— Backed Securities	Corporates— Non-Investment Grades
Balance as of 10/31/08	$585,201	$—	$—	$658,878
Accrued discounts/premiums	9,969	(38,742)	13,377	603
Realized gain (loss)	—	210,045	(119,916)	541
Change in unrealized appreciation/depreciation	1,625,214	602,149	1,224,741	480,392
Net purchases (sales)	3,433,141	5,331,620	(593,848)	(27,197)
Net transfers in and/or out of Level 3	1,896,850	—	5,630,186	(53,200)

Balance as of 10/31/09	$7,550,375	$6,105,072	$6,154,540	$1,060,017

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09*	$1,625,214	$602,149	$1,224,741	$480,392

	Asset-Backed Securities	Bank Loans	CMO’s	Governments— Sovereign Bonds
Balance as of 10/31/08	$4,390,994	$21,904,070	$16,472,763	$—
Accrued discounts/premiums	393	236,110	(726)	(50)
Realized gain (loss)	(477,920)	(4,347,014)	(1,933,485)	—
Change in unrealized appreciation/depreciation	(138,801)	6,482,126	3,582,170	236,571
Net purchases (sales)	(628,683)	(10,271,095)	(8,315,861)	2,356,923
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of 10/31/09	$3,145,983	$14,004,197	$9,804,861	$2,593,444

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09*	$(623,599)	$3,269,005	$2,043,847	$236,571

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

	Quasi— Sovereigns	TALF Loans	Total
Balance as of 10/31/08	$836,023	$—	$44,333,411
Accrued discounts/premiums	8,369	—	229,303
Realized gain (loss)	—	—	(4,206,081)
Change in unrealized appreciation/depreciation	1,967,108	—	16,465,200
Net purchases (sales)	—	(35,470,029)	(46,646,697)
Net transfers in and/or out of Level 3	1,905,750	—	9,490,574

Balance as of 10/31/09	$4,717,250	$(35,470,029)	$19,665,710

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/09*	$1,967,108	$—	$10,825,428

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one year terms. Prior to November 5, 2007, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2009, such reimbursement amounted to $1,136,115.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

During the year ended October 31, 2008, the Adviser reimbursed the Portfolio $14,367 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2009, such fee amounted to $84,351.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $570,967 for the year ended October 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $15,528 from the sale of Class A shares and received $9,011, $22,147 and $7,965 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2009.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2009 (000)	Dividend Income (000)
$ – 0 –	$265,174	$219,912	$45,262	$64

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $637,877, $63,127 and $16,151 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$234,305,661	$229,652,818
U.S. government securities	300,678,031	241,060,655

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$636,678,958

Gross unrealized appreciation	$23,339,996
Gross unrealized depreciation	(27,478,398)

Net unrealized depreciation	$(4,138,402)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

As of October 31, 2009, the Portfolio did not have any credit default swap contracts outstanding.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

At October 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$281,183		Unrealized depreciation of forward currency exchange contracts	$849,583

Interest rate contracts	Receivable for variation margin on futures contracts	126,475	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	472,853

Total		$880,511			$849,583

*	Only variation margin receivable/payable at period end is reported within the statement of assets & liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(450,897)	$656,996

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	3,633,631	665,192

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,696,571	987,371

Total		$5,879,305	$2,309,559

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

For the year ended October 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $72,790,596, average monthly original value of futures contracts was $22,694,484 and average monthly notional amount of interest rate swaps was $15,450,385.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2009, the Portfolio earned drop income of $19,232 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2009, the average amount of reverse repurchase agreements outstanding was $275,214 and the daily weighted average interest rate was (0.30%). During the period, the Portfolio received net interest payment from counterparties.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

5. Term Asset-Backed Securities Loan Facility

The Portfolio participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Portfolio’s records. The Portfolio agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Portfolio remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the year ended October 31, 2009, the average amount of TALF loans was $5,869,291 and the weighted average interest rate was 2.56%.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

Class A
Shares sold	5,806,310		4,775,600	$54,230,723		$48,029,822

Shares issued in reinvestment of dividends	1,383,887		1,394,027	12,984,150		13,941,844

Shares converted from Class B	1,377,212		2,309,903	12,918,695		23,193,672

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	39,082,268	– 0	–	402,311,936

Shares redeemed	(8,887,206)		(10,522,838)	(82,848,498)		(105,497,380)

Net increase (decrease)	(319,797)		37,038,960	$(2,714,930)		$381,979,894

Class B
Shares sold	741,369		1,220,138	$6,803,221		$12,158,117

Shares issued in reinvestment of dividends	105,931		163,663	984,872		1,642,985

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	4,106,912	– 0	–	42,291,121

Shares converted to Class A	(1,377,369)		(2,309,247)	(12,918,695)		(23,193,672)

Shares redeemed	(904,208)		(1,593,132)	(8,366,233)		(15,901,458)

Net increase (decrease)	(1,434,277)		1,588,334	$(13,496,835)		$16,997,093

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

Class C
Shares sold	1,415,653		1,739,115	$13,138,963		$17,221,023

Shares issued in reinvestment of dividends	186,958		174,884	1,750,284		1,746,092

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	5,654,101	– 0	–	58,089,099

Shares redeemed	(1,501,615)		(2,582,203)	(14,075,189)		(26,095,206)

Net increase	100,996		4,985,897	$814,058		$50,961,008

Advisor Class
Shares sold	2,559,135		677,713	$24,235,404		$6,806,561

Shares issued in reinvestment of dividends	236,845		179,755	2,240,587		1,795,906

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	126,295	– 0	–	1,301,535

Shares redeemed	(507,715)		(368,526)	(4,736,269)		(3,610,500)

Net increase	2,288,265		615,237	$21,739,722		$6,293,502

Class R
Shares sold	22,295		13,610	$215,619		$138,652

Shares issued in reinvestment of dividends	486		2,897	4,594		28,993

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	4,072	– 0	–	41,916

Shares redeemed	(15,840)		(68,613)	(152,816)		(626,432)

Net increase (decrease)	6,941		(48,034)	$67,397		$(416,871)

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Year Ended October 31, 2009		Year Ended October 31, 2008	Year Ended October 31, 2009		Year Ended October 31, 2008

Class K
Shares sold	74,479		159,586	$692,831		$1,620,286

Shares issued in reinvestment of dividends	21,058		31,265	197,450		314,672

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	80,278	– 0	–	826,288

Shares redeemed	(95,633)		(544,796)	(886,385)		(5,448,869)

Net increase (decrease)	(96)		(273,667)	$3,896		$(2,687,623)

Class I
Shares sold	35,958		77,388	$340,644		$774,041

Shares issued in reinvestment of dividends	25,498		28,245	238,798		282,197

Shares issued in connection with the acquisition of U.S. Government Portfolio	– 0	–	942	– 0	–	9,708

Shares redeemed	(148,940)		(47,789)	(1,333,736)		(469,808)

Net increase (decrease)	(87,484)		58,786	$(754,294)		$596,138

For the years ended October 31, 2009 and October 31, 2008, the Portfolio received $3,266 and $27,368, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended October 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. LBSF had posted collateral to secure its obligations under the swaps, and this was regularly marked to market. However, due to changes in the value of the swap contracts and the collateral through the termination date, the collateral was insufficient to cover Lehman Brothers’ obligations under the termination provisions in the amount of $743,059. The Portfolio’s claim to the collateral shortfall balance is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of October 31, 2009, $564,725 was recorded by the Portfolio as a realized loss on the Bankruptcy Claim based upon the estimated recovery value of the Bankruptcy Claim, resulting in the Bankruptcy Claim being valued by the Portfolio at $178,334 (24.00% of the Bankruptcy Claim). The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2009.

NOTE H

Acquisition of U.S. Government Portfolio by Intermediate Bond Portfolio (the “Portfolio”)

On November 2, 2007, the Portfolio acquired all of the net assets of the U.S. Government Portfolio (“USGP”), pursuant to a plan of reorganization approved by the shareholders of USGP. On November 2, 2007, the acquisition was accomplished by a tax-free exchange of 49,054,868 shares of the Portfolio for 74,059,812 shares of USGP. The aggregate net assets of the Portfolio and USGP immediately before the acquisition were $117,767,880 and $504,871,604 (including $7,167,258 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets applicable to shareholders of the Portfolio amounted to $622,639,484.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$24,768,232	$26,707,046

Total taxable distributions	24,768,232	26,707,046

Total distributions paid	$24,768,232	$26,707,046

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$3,386,343
Accumulated capital and other losses	(90,060,072	)(a)
Unrealized appreciation/(depreciation)	(3,685,090	)(b)

Total accumulated earnings/(deficit)	$(90,358,819	)(c)

(a)

On October 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $90,060,072 (of which approximately $86,753,834, respectively, were attributable to the purchase of net assets of AllianceBernstein Bond Fund -U.S. Government Portfolio) of which $17,738,389 expires in the year 2010, $27,734,923 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. During the fiscal year, the Portfolio utilized capital loss carryforwards of $471,564. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the acquisition of U.S. Government Portfolio, by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, consent fees, and the tax treatment of premium amortization resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment transactions and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

NOTE K

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through December 24, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.43

Income From Investment Operations
Net investment income(a)(b)	.44	.50	.42	.41	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.53	(1.49)	.06	.04	(.28)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.97	(.99)	.48	.45	.09

Less: Dividends
Dividends from net investment income	(.46)	(.48)	(.42)	(.42)	(.37)

Net asset value, end of period	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	23.01	%*	(10.15	)%*	4.79	%*	4.51%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$419,319	$360,606	$41,696	$44,409	$52,430
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%	.85%	.98%	.98	%(e)	.98%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.85%	.85%	.98%	.98	%(e)	.98%
Expenses, before waivers/reimbursements	1.11%	1.09%	1.54%	1.34	%(e)	1.31%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.07%	1.09%	1.54%	1.34	%(e)	1.31%
Net investment income(b)	4.71%	4.68%	4.13%	4.08	%(e)	3.53%
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.77	$ 10.23	$ 10.18	$ 10.15	$ 10.42

Income From Investment Operations
Net investment income(a)(b)	.38	.42	.35	(f)	.38	(f)	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52	(1.47)	.05	.04	(.25)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.90	(1.05)	.40	.42	.04

Less: Dividends
Dividends from net investment income	(.39)	(.41)	(.35)	(.39)	(.31)

Net asset value, end of period	$ 10.28	$ 8.77	$ 10.23	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	22.17	%*	(10.69	)%*	3.96	%*	4.20%	.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,830	$31,207	$20,157	$30,154	$44,944
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58%	1.55%	1.66%	1.33	%(e)	1.68%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.55%	1.55%	1.66%	1.33	%(e)	1.68%
Expenses, before waivers/reimbursements	1.87%	1.83%	2.29%	2.10	%(e)	2.02%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.84%	1.83%	2.29%	2.10	%(e)	2.02%
Net investment income(b)	4.07%	3.95%	3.46	%(f)	3.75	%(e)(f)	2.82%
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.75	$ 10.22	$ 10.16	$ 10.13	$ 10.40

Income From Investment Operations
Net investment income(a)(b)	.38	.43	.35	.34	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52	(1.49)	.06	.04	(.26)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.90	(1.06)	.41	.38	.03

Less: Dividends
Dividends from net investment income	(.39)	(.41)	(.35)	(.35)	(.30)

Net asset value, end of period	$ 10.26	$ 8.75	$ 10.22	$ 10.16	$ 10.13

Total Return
Total investment return based on net asset value(d)	22.22	%*	(10.80	)%*	4.07	%*	3.80%	.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,635	$51,708	$9,404	$9,874	$15,689
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59%	1.55%	1.68%	1.68	%(e)	1.68%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.55%	1.55%	1.68%	1.68	%(e)	1.68%
Expenses, before waivers/reimbursements	1.82%	1.80%	2.27%	2.07	%(e)	2.03%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.78%	1.80%	2.27%	2.07	%(e)	2.03%
Net investment income(b)	4.02%	3.99%	3.45%	3.40	%(e)	2.84%
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.78	$ 10.24	$ 10.18	$ 10.15	$ 10.43

Income From Investment Operations
Net investment income(a)(b)	.47	.50	.45	.44	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.51	(1.45)	.06	.04	(.26)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.98	(.95)	.51	.48	.13

Less: Dividends
Dividends from net investment income	(.48)	(.51)	(.45)	(.45)	(.41)

Net asset value, end of period	$ 10.28	$ 8.78	$ 10.24	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	23.23	%*	(9.78	)%*	5.11	%*	4.83%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,369	$33,139	$32,375	$29,966	$29,576
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.55%	.68%	.68	%(e)	.68%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.55%	.55%	.68%	.68	%(e)	.68%
Expenses, before waivers/reimbursements	.80%	.80%	1.25%	1.02	%(e)	.84%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.76%	.80%	1.25%	1.02	%(e)	.84%
Net investment income(b)	4.95%	4.98%	4.44%	4.38	%(e)	3.72%
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.42

Income From Investment Operations
Net investment income(a)(b)	.43	.46	.44	.39	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.51	(1.47)	.02	.04	(.26)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.94	(1.01)	.46	.43	.08

Less: Dividends
Dividends from net investment income	(.43)	(.46)	(.40)	(.40)	(.35)

Net asset value, end of period	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	22.74	%*	(10.33	)%*	4.57	%*	4.31%	.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156	$73	$577	$13	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	1.05%	1.18%	1.18	%(e)	1.18%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.05%	1.05%	1.18%	1.18	%(e)	1.18%
Expenses, before waivers/reimbursements	1.38%	1.25%	1.74%	1.57	%(e)	1.40%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.33%	1.25%	1.74%	1.57	%(e)	1.40%
Net investment income(b)	4.39%	4.45%	3.97%	3.89	%(e)	3.31%
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	March 1, 2005(g) to October 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.78	$ 10.25	$ 10.19	$ 10.16	$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.45	.48	.42	.42	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52	(1.47)	.06	.03	(.17)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.97	(.99)	.48	.45	.09

Less: Dividends
Dividends from net investment income	(.46)	(.48)	(.42)	(.42)	(.27)

Net asset value, end of period	$ 10.29	$ 8.78	$ 10.25	$ 10.19	$ 10.16

Total Return
Total investment return based on net asset value(d)	23.05	%*	(10.09	)%*	4.84	%*	4.54%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,434	$3,784	$7,222	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84%	.80%	.93%	.93	%(e)	.93	%(h)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.80%	.80%	.93%	.93	%(e)	.93	%(h)
Expenses, before waivers/reimbursements	1.05%	1.02%	1.53%	1.27	%(e)	1.15	%(h)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.01%	1.02%	1.53%	1.27	%(e)	1.15	%(h)
Net investment income(b)	4.76%	4.69%	4.39%	4.13	%(e)	3.76	%(h)
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	March 1, 2005(g) to October 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.78	$ 10.24	$ 10.18	$ 10.16	$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.47	.50	.45	.44	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52	(1.45)	.06	.03	(.17)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.99	(.95)	.51	.47	.10

Less: Dividends
Dividends from net investment income	(.48)	(.51)	(.45)	(.45)	(.28)

Net asset value, end of period	$ 10.29	$ 8.78	$ 10.24	$ 10.18	$ 10.16

Total Return
Total investment return based on net asset value(d)	23.36	%*	(9.78	)%*	5.10	%*	4.71%	.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,095	$5,115	$5,368	$5,913	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.59%	.55%	.68%	.68	%(e)	.68	%(h)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.55%	.55%	.68%	.68	%(e)	.68	%(h)
Expenses, before waivers/reimbursements	.72%	.64%	1.09%	.88	%(e)	.89	%(h)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.68%	.64%	1.09%	.88	%(e)	.89	%(h)
Net investment income(b)	5.02%	4.98%	4.44%	4.37	%(e)	3.98	%(h)
Portfolio turnover rate	95%	184%	173%	446%	935%

See footnote summary on page 70.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Commencement of distributions.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2009, October 31, 2008 and October 31, 2007 by 0.01%, 0.21% and 0.61%, respectively.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the Shareholders of Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2009

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Portfolio designates 78.4% of its ordinary dividends as qualified interest income.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey (1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody (1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS**
Chairman of the Board William H. Foulk, Jr., #,+ 77 (1998)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Aquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS** (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors); MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Management of the Fund

NAME, ADDRESS, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS** (continued)
Earl D. Weiner, # 70 2007	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	There is no stated term of office for the Fund’s Directors.

**	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Paul J. DeNoon 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Shawn E. Keegan 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Joran Laird 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Alison M. Martier 52	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2004.

Douglas J. Peebles 44	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Greg J. Wilensky 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on November 5, 2007, the Portfolio acquired the assets of AllianceBernstein U.S. Government Portfolio, expanded its non-fundamental investment policies and lowered the expense caps of its share classes.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$528.9	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $96,000, (0.08% of the Portfolio’s average daily net assets), for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Intermediate Bond Portfolio[6]	Advisor Class A Class B Class C Class R Class K Class I	0.55 0.85 1.55 1.55 1.05 0.80 0.55	% % % % % % %	0.79 1.08 1.81 1.78 1.24 1.01 0.64	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

6	Prior to November 5, 2007 the expense caps were, 0.68%, 0.98%, 1.68%, 1.68%, 1.18%, 0.93% and 0.68% for classes Advisor, A, B, C, R, K, and I, respectively.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser.7 In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets.

7	For the most recently completed fiscal year, the Advisor waived the reimbursement amount that it was entitled to receive from the Portfolio in its entirety for providing such services.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$528.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.217%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fees:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.475	7/16

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously noted, the Adviser waived such expense reimbursement. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for the expense caps that effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.980	0.980	8/16	0.900	44/70
Pro-forma[15]	0.850	0.980	3/16	0.900	23/70

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis when considering the Portfolio’s pro-forma total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007 relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their

14	Most recently completed fiscal year Class A share total expense ratio.

15	Pro-forma shows what would have been the total expense ratio of the Portfolio had the Portfolio’s expense limitation undertaking been in effect for the full fiscal year.

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.16 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,081, $490,048 and $24,719 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolio’s most recently completed fiscal year, ABIS received $218,896 in fees from the Portfolio.18

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	During the Portfolio’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees for Class B shares in the amounts of $140,862 which reduced the effective annual rate for Class B shares to 0.30%.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $16,270 under the offset agreement between the Portfolio and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2008.24

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.26	3.77	3.51	11/16	55/88
3 year	2.88	2.97	3.08	8/14	48/77
5 year	3.43	3.57	3.67	8/13	40/66

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

86	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	2.26	2.88	3.43	4.81	2.84	0.09	5
Lehman Brothers Aggregate Bond Index	6.15	4.37	4.55	6.01	3.13	0.43	5
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	87

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

88	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	89

NOTES

90	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	91

NOTES

92	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1009

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Intermediate Bond	2008	$60,400	$7,711	$30,207
	2009	$44,837	$7,764	$5,564

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Intermediate Bond	2008	$998,263	$181,037
			$(150,830)
			$(30,207)
	2009	$787,985	$257,174
			$(251,610)
			$(5,564)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: December 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: December 28, 2009